SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) February 22, 2000 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

United States        		333-03911-01 		36-1248602
 (State or Other Jurisdiction	(Commission File  (I.R.S. Employer
 of Incorporation)			 Number)   Identification No.)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)

60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312/336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated February 22, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date February 22, 2000.
		Principal	  Interest		Ending Balance
Cede & Co.	$ 6,935,132.12 	$ 3,369,396.10 		$ 599,867,152.03

B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated February 22, 2000
Statement to Certificateholders (Page 1 of 2)

Distribution Date:						2/22/00

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
	Investor Certificate Interest Distributed			3.963995
	Investor Certificate Interest Shortfall Distributed		0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

	Managed Amortization Period ? (Yes=1; No=0)			1
	Investors Certificate Principal Distributed			8.158979
	  Principal Distribution Amount					7.843838
	     Maximum Principal Payment					23.897074
	     Alternative Principal Payment				7.843838
	     Principal Collections less Additional Balances		7.843838
	  Investor Loss Amount Distributed to Investors			0.294795
	  Accelerated Principal Distribution Amount			0.020347
	  Credit Enhancement Draw Amount				0.00

	Total Amount Distributed to Certificateholders (P & I)		12.122974

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance				606,802,284.15 "
	Ending Investor Certificate Balance				599,867,152.03 "
	Beginning Invested Amount					615,887,565.24 "
	Ending Invested Amount						608,969,727.71 "
	Investor Certificateholder Floating Allocation Percentage	97.2700%
	Pool Factor							0.705726
	Liquidation Loss Amount for Liquidated Loans			257,608.02 "
	Unreimbursed Liquidation Loss Amount				0.00

C.	POOL INFORMATION

	Beginning Pool Balance					" 633,172,978.05 "
	Ending Pool Balance					" 626,248,107.91 "
	Servicing Fee						" 263,822.07 "

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate				6.057500%
	LIBOR Rate						5.807500%
	Maximum Rate						8.824534%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts					155
	   Trust Balances					4,461,738.00
	Delinquent 60-89 days
	    No. of Accounts					42
	   Trust Balances					1,055,548.00
	Delinquent 90+ days
	    No. of Accounts					60
	   Trust Balances					2,161,539.00
	Delinquent 9+ Months
	    No. of Accounts					0
	   Trust Balances					0.00
	REO
	    No. of Accounts					1
	   Trust Balances					22,470.90


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						2/22/00

	"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the" "best of her knowledge and belief that information is true and correct this 16th day of February, 2000"

	       Bank One, N.A."
	       as Servicer

	       ___/s/Tracie Klein____________________________________

	       Tracie Klein
	       First Vice President


	Distribution List:

	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  ____/s/Keith Richardson__________
Name:	Keith Richardson
Dated September 12, 2000